MAN AGE ME N T PRE SE N TAT ION TO STOC KHOLD E RS E X H I B I T 9 9 . 2

DISCLAIMERS 2 This presentation has been prepared by American Healthcare REIT, Inc. (“AHR”, the “Company,” “we,” “our” or “us”). FORWARD-LOOKING STATEMENTS Certain statements herein may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (collectively, the “Acts”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in the Acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” "avenues," "targeting," "pursue," "opportunity," "positioned," “poised,” “path,” "upside,“ “allow,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statement is made. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to: (1) statements about our plans, strategies, initiatives and prospects, including potential future capital-raising initiatives and planned or future acquisitions or dispositions of properties and other assets, including our option to purchase the minority membership interest in Trilogy REIT Holdings; (2) statements about the anticipated impact of the merger between Griffin-American Healthcare REIT III, Inc., and Griffin-American Healthcare REIT IV, Inc.; (3) statements about the coronavirus (“COVID-19”) pandemic, including its duration and potential or expected impact on our business and our view on forward trends and (4) statements about our future results of operations, capital expenditures and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: changes in economic conditions generally and the real estate market specifically; the continuing adverse effects of the COVID-19 pandemic, including its effects on the healthcare industry, senior housing and skilled nursing facilities (“SNFs”) and the economy in general; legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts (“REITs”); the availability of capital; our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; changes in interest rates, including uncertainties about whether and when interest rates will continue to increase, and foreign currency risk; competition in the real estate industry; changes in U.S. generally accepted accounting principles (“GAAP”) policies and guidelines applicable to REITs; the success of our investment strategy, including our ability to successfully identify, complete and integrate new acquisitions; cybersecurity incidents and information technology failures, including unauthorized access to our computer systems and/or our vendors' computer systems, and our third-party management companies' computer systems and/or their vendors' computer systems; our ability to retain our executive officers and key employees; unexpected labor costs and inflationary pressures; and other risk factors as outlined in our filings with the U.S. Securities and Exchange Commission. Should one of more of the risks or uncertainties described above, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Undue reliance should not be place on such statements. Forward-looking statements in this document speak only as of the date on which such statements are made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

DISCLAIMERS 3 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures, such as net operating income (“NOI”), cash NOI and Same-Store NOI, that are calculated and presented on the basis of methodologies other than in accordance with GAAP. Other companies may use similarly titled non‐GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non‐GAAP financial measures may not be comparable to such similarly titled non‐GAAP measures of other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation. These non‐GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. See the Appendix for a reconciliation of each of these non‐GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the Appendix hereto. DEFINED TERMS Certain defined terms used herein are defined in the Appendix.

PRESENTERS Danny Prosky President & CEO Brian Peay CFO / 31 Years of Experience 35 Years of Experience 4

COMPANY UPDATE

DIVERSIFIED | HIGH-QUALITY PORTFOLIO[1]

DIVERSIFICATION THESIS

- Powerful secular trend of increasing healthcare usage is expected to benefit all healthcare real estate asset classes
- Diversified payor mix increases cash flow reliability through asset mix and tenant/operator diversity
- **Capital allocation flexibility across asset types to select best opportunities, over time, on risk-adjusted basis and propel external growth**
- Attractive and diverse mix of over 600 high-quality tenants and operators



54% RIDEA/OPERATING PORTFOLIO
MOB 31%
ISHC/ Trilogy 36%
$4.0 BILLION[1]
SHOP 18%
Debt Investment 2%
Hospitals 3%
SNF - Leased 6%
Senior Housing - Leased 4%

TOP OPERATOR RELATIONSHIPS

MEDICAL OFFICE

CHRISTUS. GOOD SHEPHERD Health System

MERCYHEALTH

Prime Healthcare

Montefiore

Atrius Health

SHOP & ISHC/TRILOGY

TRILOGY HEALTH SERVICES, LLC

Senior Solutions

cogir Senior Living

NET LEASE

Methodist HEALTH SYSTEM (Hospitals)

RELIANT CARE MANAGEMENT, LLC (SNF)

BaneCare (SNF)

PORTFOLIO STATISTICS

298 Total Properties	125 Integrated Senior Health Campuses	90 Medical Office Buildings
66 Senior Housing Properties	15 Skilled Nursing Properties	2 Hospitals
10,237 Senior Housing Beds/Units[2]	9,430 Skilled Nursing Beds[3]	36 States + UK & Isle of Man

American Healthcare REIT

1. As of 09/30/23 total amount and business segment % based on aggregate contract purchase price on a pro rata share basis.
2. Includes majority of our SHOP and portion of ISHC related to a joint venture interest.
3. Includes 135 SHOP beds and portion of ISHC related to a joint venture interest.

6

OPERATING PORTFOLIO TRENDS (as of 6/30/2023) FUNDAMENTALS ARE FAVORABLE AS DEMAND INCREASES AND NEW SUPPLY SLOWS 75% 77% 79% 81% 83% 85% 87% 89% 91% 93% 95% -20,000 -15,000 -10,000 -5,000 0 5,000 10,000 15,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Senior Housing Supply-Demand; Primary Markets Inventory Growth Absorption Occupancy ASSISTED LIVING CONSTRUCTION STARTS AT LOWEST LEVEL SINCE 20102 ABSORPTION REMAINS HISTORICALLY HIGH2 OVER 80 POPULATION IS GROWING1 (in millions) 2022 2022 2032 0 5 10 15 20 25 80-84 years 85+ years 6.9 million increase - 49.7% 2022 2032 1. Source: JLL Research, Census, EMSI. 2. Source: NIC Maps as of Q3 2023. Majority IL Majority AL Majority SNF 0% 2% 4% 6% RGANIC ROW H STRONG SENIOR HOUSING FUNDAMENTALS 20.8M 13.9M 7

83.4% 77.1% 79.5% 82.5% 86.6% 78.8% 81.7% 83.6% AHR Trilogy AHR SHOP WELL VTR PORTFOLIO GROWTH RELATIVE TO PEERS1 Same-Store Occupancy Same-Store Revenue Growth Same-Store NOI Growth 3Q 2023 vs. 3Q 2022 3Q 2023 vs. 3Q 2022 3Q 2023 vs. 3Q 2022 Same-Store NOI Growth – Diversified HC REITs1, 3 3Q 2023 vs. 3Q 2022 1. Source: company websites, public filings and supplemental information, except AHR/Trilogy, which NOI excludes Grant Income. 2. AHR RIDEA consists of ISHC/Trilogy and SHOP combined. See Appendix for non-GAAP reconciliation. 3. See Appendix for non-GAAP reconciliation. 4. Same-store NOI growth for the third quarter of 2023 as compared to the third quarter of 2022 for AHR, WELL, VTR, PEAK, DOC and HR based on public filings including supplemental information. NOI growth for OHI and SBRA based on Green Street estimates as of January 23, 2024, for the full year 2023 as compared to actual results for the full year 2022. G R O W T H OPERATING PORTFOLIO (AHR SHOP/TRILOGY; WELL/VTR SHOP)1 TOTAL PORTFOLIO 3 OPERATING PORTFOLIO Operating Portfolio (SHOP & ISHC/Trilogy) has shown substantial year-over-year occupancy, revenue and NOI growth driving opportunity for increased stockholder value. +320 bps +170 bps +110 bps +220 bps 4.7% 1.4%2.4% 2.3%7.9% Same-Store NOI Growth – Other HC REITs4 • Same-store NOI growth is substantially behind diversified healthcare REITs that have greater RIDEA focus 9.6% 3.0% 8.4% 9.8% 7.6% 0% 5% 10% 15% AHR Trilogy AHR SHOP AHR RIDEA WELL VTR 2 16.3% 53.4% 21.1% 26.1% 18.2% 0% 20% 40% 60% AHR Trilogy AHR SHOP AHR RIDEA WELL VTR 2 11.8% 14.1% 7.9% 0% 4% 8% 12% 16% AHR WELL VTR 8 ORGANIC GROWTH STRONG PORTFOLIO PERFORMANCE

9 SEVERAL LEVERS TO DRIVE POTENTIAL EXTERNAL GROWTH AT THE OPPORTUNE TIME WITH STRONG BALANCE SHEET AND CAPITAL FROM THE OFFERING CAPTIVE DEVELOPMENT PIPELINE Active development pipeline to build new state-of-the-art facilities and to expand existing ISHC/Trilogy facilities using unique modular design TRILOGY BUYOUT Option contract to buy out the remaining minority share of Trilogy at an attractive value through the end of 2025 1 CAPITAL ALLOCATION With over $9.6 billion invested as a management team, we expect to continue to strategically allocate capital across asset classes with multiple potential opportunities afforded to us given our current portfolio diversification and proven ability to expand into varied areas of the care continuum GROW WITH EXISTING OPERATORS Continue to execute on potential acquisition opportunities with existing SHOP operators in their existing markets OPPORTUNISTIC SENIOR HOUSING We anticipate a potential increase in distressed sellers in the senior housing sector due to tight debt markets. We have executed on select distressed acquisitions and we believe we will be positioned to evaluate opportunities EXTERNAL GROWTH MULTIPLE AVENUES WITH IDENTIFIED INVESTMENTS 2 3 4 5

10 PARTNERED WITH EXISTING OPERATOR TO ACQUIRE DISTRESSED PORTFOLIO SSMG SNAPSHOT • Headquarters: Suwanee, Georgia • 17 properties/1,490 units managed for AHR • 37 total facilities operated • In December 2022, took ownership of a distressed portfolio of seven senior housing assets located in Texas • Immediately replaced operator and installed proven operating partner with regional focus • Worked with new operator on strategic plan to rebuild occupancy and grow revenue • Immediate and sustained improvement in fundamentals – over 800 bps increase in occupancy since acquisition (79.7% to 88.6%) $2.22 $2.21 $2.29 $2.27 $2.32 $2.32 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% $2.05 $2.10 $2.15 $2.20 $2.25 $2.30 $2.35 M il li o n s Revenue (left-hand side) Occupancy (right-hand side) TEXAS 7 PORTFOLIO OCCUPANCY AND REVENUE HAVE GROWN RAPIDLY SHOP – CASE STUDYEXTERNAL GROWTH CASE STUDY: DISTRESSED SELLER

OFFERING OVERVIEW & STRATEGY

12 OFFERING TERMS & CONSIDERATIONS 1. Gross proceeds raised. Includes green shoe. 2. Estimated initial annual distribution. Future dividends are subject to approval by the company’s Board of Directors. Note: No assurance can be given regarding the performance of AHR's stock, including relative to other healthcare REIT stocks. SUMMARY OF CERTAIN TERMS • GROSS OFFERING PROCEEDS1: $772,800,000 • SHARES ISSUED: 64,400,000 • PRICE: $12.00/share • EST. DIVIDEND2: $1.00/share annually • LISTING DATE: February 7, 2024 LISTED NYSE: AHR KEY CONSIDERATIONS • Transformative capital raise provides company path to potential future growth • Provides future liquidity for pre-Offering stockholders • Significantly reduces company leverage and strengthens balance sheet • Opportunity to unlock value through potential future exercise of existing Trilogy minority interest purchase option and other potential external growth opportunities CERTAIN OFFERING BENEFITS TIMING • Timing opportunities for REIT IPOs have been limited. No REIT IPOs in the last two and a half years (last IPO 7/15/2021; NYSE: PECO) • While healthcare REIT stock prices are below pre-pandemic highs, they have risen from pandemic lows and are up 16% from 52-week lows • Senior housing fundamentals and outlook are strong • AHR has identified near-term, actionable growth opportunities -5% -38% -52% -42% -40% -17% -37% -47% -52% -42% 34% 17% 15% 13% 10% 14% 10% 29% 18% 1% -60% -40% -20% 0% 20% 40% Welltower Ventas Healthcare Realty Physicians Realty National Health Investors CareTrust REIT Omega Sabra Healthpeak LTC Healthcare REIT Share Price Performance Compared to Pre-Pandemic High Compared to 52-Week Low

KEY TAKEAWAYS AND FAQs FROM AHR’s NYSE LISTING AND PUBLIC OFFERING I am a current Class T or Class I stockholder. What does this mean for my investment? Are my shares different than the new common stock listed on the NYSE? Will I continue to receive a distribution on my shares if I own Class T or Class I shares? How do I stay up to date with future developments from AHR? • AHR proceeded with a public offering and NYSE listing as management and the Board of Directors felt it would be in the best interests of the company and its stockholders to raise capital in connection with a listing on the NYSE, strengthening the company’s balance sheet and providing a path for potential future growth. • Through the offering process AHR raised approximately $772.8 million in gross proceeds that was used to pay down debt and strengthen the company’s balance sheet. • The listing provides future liquidity and positions the company for potential future growth with meaningful investments from key institutional investors. • Class T and Class I stockholders will continue to be shareholders of AHR. Upon the expiration of a 180-day lockup period, shares of Class T and Class I common stock will automatically be converted, on one-for-one basis, into shares of the company’s common stock listed on the NYSE. • Stockholders that wish to continue to be stockholders of AHR will not be impacted from an ownership perspective. For Class T and Class I stockholders that desire to sell their shares on the NYSE at some point in the future, their shares will convert (on August 5, 2024) into shares of the company’s common stock that will be listed on the NYSE. • The company intends to continue to pay a distribution of $1.00 per share annually ($0.25 per share quarterly)1. • All new common stock, Class T, and Class I common stock will receive the same amount of distributions on a per share basis1. • Other than with respect to the 180 day lockup applicable to Class T and Class I common stock described below, the new shares of common stock will not have any seniority, priority or other rights superior to shares of Class T and Class I common stock. • On the 180th day (August 5, 2024) after the date of the listing of the new shares of common stock on the NYSE, each outstanding share of Class T and Class I common stock will automatically convert into one share of the listed common stock. Thereafter, such shares will be freely tradable on the NYSE. • As a public company, we will be sharing more information through our Investor Relations website. You can find more info on www.americanhealthcarereit.com. • The management team is committed to maintaining a dialogue with all of our investors through our public filings and future earnings releases. Certain Key Takeaways 131. Estimated initial annual distribution. All future distributions are subject to the authorization of the company’s Board of Directors.

APPENDIX

DEFINED TERMS “DOC” means Physicians Realty Trust. “Grant Income” means stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions “HR” means Healthcare Realty Trust, Inc. “ISHC” means integrated senior health campuses. “MOB” means medical office building. “NOI” means net operating income. “NHI” means National Health Investors, Inc. “NYSE” means the New York Stock Exchange. “Offering” the company’s offering of 64,400,000 shares of common stock that closed on February 9, 2024. “OHI” means Omega Healthcare Investors, Inc. “PEAK” means Healthpeak Properties, Inc. “Pro rata share basis” means instances in which we present certain property information based on our pro rata ownership as of the applicable date in properties included in applicable entities (i.e., entities where we have a less than 100% ownership interest, but where our interest is a controlling interest such that these entities are consolidated into our financial statements) and not on a consolidated basis. “RIDEA structure” means a structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly- owned TRS, which in turn contracts with an EIK to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. “SBRA” means Sabra Health Care REIT, Inc. “Same-Store” means properties that were owned, consolidated and operational for the entirety of all relevant periods presented and were not otherwise excluded. SHOP, senior housing—leased, SNFs and hospital properties that have undergone operator or business model transitions will be included in Same-Store once operating under consistent operating structures for the entirety of all relevant periods presented. Properties are excluded from Same-Store if they were: (1) sold, classified as held for sale, or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events such as flood or fire; (3) for SHOP, properties that are undergoing a materially disruptive redevelopment during a period presented; and (4) for the SHOP and senior housing—leased, SNFs and hospital segments, properties that are scheduled to undergo operator or business model transitions, or have transitioned operators or business models after the start of the earliest period presented. “SHOP” means senior housing operating properties. “Trilogy” means Trilogy Investors, LLC, one of our consolidated joint ventures, in which we indirectly owned a 74.0% interest as of September 30, 2023. “VTR” means Ventas, Inc. “WELL” means Welltower Inc. 15

NON-GAAP RECONCILIATION

NOI is a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, impairment of real estate investments, impairment of goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income, and income tax benefit or expense.

Cash NOI is defined as NOI but excluding the impact of, without duplication (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Same-Store NOI is defined as Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments.

NOI, Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance, or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. Investors are also cautioned that NOI, Cash NOI and Same-Store NOI should only be used to assess our operational performance in periods in which we have not incurred or accrued any business acquisition expenses.

We believe that NOI, Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community. However, our use of the terms NOI, Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts.

	Three Months Ended						
(in thousands, 000s)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net loss	$ (6,446)	$ (11,867)	$ (27,615)	$ (49,300)	$ (7,644)	$ (15,542)	$ (897)
Grant Income	(1,064)	(6,381)	-	(2,959)	(6,533)	(10,969)	(5,214)
General and administrative	11,342	11,774	13,053	11,745	9,626	10,928	11,119
Business acquisition expenses	1,024	888	332	2,227	231	1,757	173
Depreciation and amortization	49,273	44,701	44,670	45,253	40,422	39,971	42,311
Interest expense	42,005	40,990	39,011	34,762	27,524	20,345	23,325
(Gain) loss in fair value of derivative financial instrument	(3,402)	(4,993)	195	—	—	—	(500)
(Gain) loss on dispositions of real estate investments	(31,981)	2,072	132	(2,685)	(2,113)	73	(756)
Impairment of real estate investments—consolidated properties	12,510	—	—	15,388	21,851	17,340	—
Impairment of goodwill	—	—	—	23,277	—	—	—
Loss (income) from unconsolidated entities	505	113	306	273	344	(638)	(1,386)
Gain on re-measurement of previously held equity interest	—	—	(726)	—	(19,567)	—	—
Foreign currency loss (gain)	1,704	(1,068)	(1,008)	(3,483)	3,695	3,607	1,387
Other income	(1,755)	(2,589)	(1,608)	(665)	(670)	(469)	(1,260)
Income tax expense	284	348	143	87	126	205	168
Total NOI (excluding Grant Income)	$ 73,999	$ 73,988	$ 66,885	$ 73,920	$ 67,292	$ 66,608	$ 68,470
NOI (excluding Grant Income) by segment:							
Integrated senior health campuses	$ 36,728	$ 34,160	$ 33,409	$ 35,121	$ 29,554	$ 28,648	$ 27,862
MOBs	21,998	22,713	23,075	22,788	22,973	23,042	23,524
SHOP	4,875	3,913	5,075	2,710	1,265	1,518	3,952
Senior Housing – Leased	2,238	5,163	5,077	4,968	4,983	5,050	5,119
SNF	5,823	5,712	(2,101)	5,999	6,196	6,078	5,707
Hospitals	2,337	2,327	2,350	2,334	2,321	2,272	2,306
Total NOI (excluding Grant Income)	$ 73,999	$ 73,988	$ 66,885	$ 73,920	$ 67,292	$ 66,608	$ 68,470

American Healthcare REIT

16

NON-GAAP RECONCILIATION (CONT'D)

The following is a reconciliation of NOI (excluding Grant Income) to Cash NOI and Same-Store NOI (relating to Same-Store properties from the second quarter of 2022) for the quarterly periods presented below:

	Three Months Ended					Nine Months Ended	
(in thousands, 000s)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
MOBs							
NOI (excluding Grant Income)	$ 21,998	$ 22,713	$ 23,075	$ 22,788	$ 22,973	$ 67,786	$ 69,539
Straight line rent	(309)	(327)	(393)	(382)	(1,110)	(1,029)	(2,910)
Other non-cash adjustments	108	379	186	229	295	673	832
Cash NOI attributable to noncontrolling interest	(87)	(80)	(83)	(77)	(77)	(250)	(212)
Cash NOI	$ 21,710	$ 22,685	$ 22,785	$ 22,558	$ 22,081	$ 67,180	$ 67,249
New acquisitions/dispositions/transitions	(403)	(1,382)	(1,832)	(1,880)	(2,061)	(3,617)	(5,916)
Other normalizing adjustments	—	—	—	—	—	—	(39)
Same-Store NOI	$ 21,307	$ 21,303	$ 20,953	$ 20,678	$ 20,020	$ 63,563	$ 61,294
Senior Housing—Leased							
NOI (excluding Grant Income)	$ 2,238	$ 5,163	$ 5,077	$ 4,968	$ 4,983	$ 12,478	$ 15,152
Straight line rent	(190)	(264)	(271)	(228)	(256)	(725)	(807)
Other non-cash adjustments	2,818	196	186	190	185	3,200	550
Cash NOI	$ 4,866	$ 5,095	$ 4,992	$ 4,930	$ 4,912	$ 14,953	$ 14,895
Debt investment	(2,014)	(2,045)	(1,970)	(1,944)	(1,963)	(6,029)	(5,874)
New acquisitions/dispositions/transitions	—	—	—	—	—	—	—
Other normalizing adjustments	236	—	—	—	—	236	—
Same-Store NOI	$ 3,088	$ 3,050	$ 3,022	$ 2,986	$ 2,949	$ 9,160	$ 9,021
SHOP							
NOI (excluding Grant Income)	$ 4,875	$ 3,913	$ 5,075	$ 2,710	$ 1,265	$ 13,863	$ 6,735
Other non-cash adjustments	—	34	(39)	9	10	(5)	12
COVID subsidy	(28)	—	(143)	—	—	(171)	—
Cash NOI attributable to noncontrolling interest	(43)	(29)	(31)	(35)	(16)	(103)	(73)
Cash NOI	$ 4,804	$ 3,918	$ 4,862	$ 2,684	$ 1,259	$ 13,584	$ 6,674
New acquisitions/dispositions/transitions	(765)	495	(1,190)	185	1,589	(1,460)	3,642
Other normalizing adjustments	331	361	(105)	—	—	587	(454)
Same-Store NOI	$ 4,370	$ 4,774	$ 3,567	$ 2,869	$ 2,848	$ 12,711	$ 9,862
SNFs							
NOI (excluding Grant Income)	$ 5,823	$ 5,712	$ (2,101)	$ 5,999	$ 6,196	$ 9,434	$ 17,981
Straight line rent	(304)	(365)	(376)	(449)	(455)	(1,045)	(1,483)
Other non-cash adjustments	86	98	8,291	292	292	8,475	874
Cash NOI	$ 5,605	$ 5,445	$ 5,814	$ 5,842	$ 6,033	$ 16,864	$ 17,372
New acquisitions/dispositions/transitions	—	—	(367)	(385)	(540)	(367)	(1,082)
Other normalizing adjustments	—	—	—	—	—	—	—
Same-Store NOI	$ 5,605	$ 5,445	$ 5,447	$ 5,457	$ 5,493	$ 16,497	$ 16,290

American Healthcare REIT

17

NON-GAAP RECONCILIATION (CONT'D)

(in thousands, 000s)	Three Months Ended September 30, 2023	Three Months Ended June 30, 2023	Three Months Ended March 31, 2023	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Integrated Senior Health Campuses							
NOI (excluding Grant Income)	$ 36,728	$ 34,160	$ 33,409	$ 35,121	$ 29,554	$ 104,297	$ 86,064
Facility rental expense	8,889	9,717	9,645	9,248	7,265	28,251	15,907
Other non-cash adjustments	—	—	—	—	—	—	—
Cash NOI attributable to noncontrolling interest	(11,861)	(11,409)	(11,197)	(11,539)	(9,576)	(34,467)	(26,520)
Cash NOI	$ 33,756	$ 32,468	$ 31,857	$ 32,830	$ 27,243	$ 98,081	$ 75,451
New acquisitions/dispositions/transitions	(11,701)	(10,628)	(11,460)	(10,862)	(8,278)	(33,789)	(19,057)
Same-Store NOI	$ 22,055	$ 21,840	$ 20,397	$ 21,968	$ 18,965	$ 64,292	$ 56,394
Hospital							
NOI (excluding Grant Income)	$ 2,337	$ 2,327	$ 2,350	$ 2,334	$ 2,321	$ 7,014	$ 6,899
Straight line rent	(11)	(37)	(50)	(51)	(49)	(98)	(212)
Other non-cash adjustments	(1)	11	(10)	(6)	—	-	70
Cash NOI attributable to noncontrolling interest	(186)	(183)	(182)	(182)	(182)	(551)	(541)
Cash NOI	$ 2,139	$ 2,118	$ 2,108	$ 2,095	$ 2,090	$ 6,365	$ 6,216
Other normalizing adjustments	—	—	—	—	—	—	—
Same-Store NOI	$ 2,139	$ 2,118	$ 2,108	$ 2,095	$ 2,090	$ 6,365	$ 6,216
Total							
NOI (excluding Grant Income)	$ 73,999	$ 73,988	$ 66,885	$ 73,920	$ 67,292	$ 214,872	$ 202,370
Straight line rent	(814)	(993)	(1,090)	(1,110)	(1,870)	(2,897)	(5,412)
Facility rental expense	8,889	9,717	9,645	9,248	7,265	28,251	15,907
Other non-cash adjustments	3,011	718	8,614	714	782	12,343	2,338
COVID subsidy	(28)	—	(143)	—	—	(171)	—
Cash NOI attributable to noncontrolling interest	(12,177)	(11,701)	(11,493)	(11,833)	(9,851)	(35,371)	(27,346)
Cash NOI	$ 72,880	$ 71,729	$ 72,418	$ 70,939	$ 63,618	$ 217,027	$ 187,857
Debt investment	(2,014)	(2,045)	(1,970)	(1,944)	(1,963)	(6,029)	(5,874)
New acquisitions/dispositions/transitions	(12,869)	(11,515)	(14,849)	(12,942)	(9,290)	(39,233)	(22,413)
Other normalizing adjustments	567	361	(105)	—	—	823	(493)
Same-Store NOI	$ 58,564	$ 58,530	$ 55,494	$ 56,053	$ 52,365	$ 172,588	$ 159,077

American Healthcare REIT

18

NON-GAAP RECONCILIATION (CONT'D)

The following is a reconciliation of NOI (excluding Grant Income) to Cash revenue and Same-Store cash revenue (relating to Same-Store properties) for the quarterly periods presented below:

	Three Months Ended					Nine Months Ended	
(in thousands, 000s)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
MOBs							
GAAP revenue	$ 35,688	$ 36,640	$ 37,483	$ 36,919	$ 37,128	$ 109,811	$ 111,798
Straight line rent	(309)	(327)	(393)	(382)	(1,110)	(1,029)	(2,910)
Other non-cash adjustments	(216)	(19)	(119)	(113)	(71)	(354)	(356)
Cash revenue attributable to noncontrolling interest	(147)	(141)	(148)	(139)	(144)	(436)	(396)
Cash revenue	$ 35,016	$ 36,153	$ 36,823	$ 36,285	$ 35,803	$ 107,992	$ 108,136
Revenue attributable to Non-Same-Store properties	(770)	(2,444)	(3,233)	(3,356)	(3,470)	(6,447)	(10,399)
Other normalizing revenue adjustments	—	—	—	—	—	—	(104)
Same-Store cash revenue	$ 34,246	$ 33,709	$ 33,590	$ 32,929	$ 32,333	$ 101,545	$ 97,633
Senior Housing—Leased							
GAAP revenue	$ 2,684	$ 5,392	$ 5,276	$ 5,099	$ 5,143	$ 13,352	$ 15,703
Straight line rent	(190)	(264)	(271)	(228)	(256)	(725)	(807)
Other non-cash adjustments	2,819	193	190	188	185	3,202	549
Cash revenue	$ 5,313	$ 5,321	$ 5,195	$ 5,059	$ 5,072	$ 15,829	$ 15,445
Debt Investment	(2,014)	(2,045)	(1,970)	(1,944)	(1,963)	(6,029)	(5,874)
Same-Store cash revenue	$ 3,299	$ 3,276	$ 3,225	$ 3,115	$ 3,109	$ 9,800	$ 9,571
SHOP							
GAAP revenue	$ 43,915	$ 47,766	$ 46,860	$ 41,331	$ 40,292	$ 138,541	$ 117,015
Grant Income	—	—	—	—	(737)	—	(855)
Cash revenue attributable to noncontrolling interest	(280)	(357)	(379)	(409)	(411)	(1,016)	(1,203)
Cash revenue	$ 43,635	$ 47,409	$ 46,481	$ 40,922	$ 39,144	$ 137,525	$ 114,957
Revenue attributable to Non-Same-Store properties	(10,905)	(14,582)	(14,079)	(9,212)	(7,375)	(39,566)	(21,771)
Other normalizing revenue adjustments	—	—	(30)	—	—	(30)	—
Same-Store cash revenue	$ 32,730	$ 32,827	$ 32,372	$ 31,710	$ 31,769	$ 97,929	$ 93,186
SNFs							
GAAP revenue	$ 6,175	$ 6,090	$ (1,632)	$ 6,534	$ 6,633	$ 10,633	$ 19,625
Straight line rent	(304)	(365)	(376)	(449)	(455)	(1,045)	(1,483)
Other non-cash adjustments	74	73	8,278	272	271	8,425	812
Cash revenue	$ 5,945	$ 5,798	$ 6,270	$ 6,357	$ 6,449	$ 18,013	$ 18,954
Revenue attributable to Non-Same-Store properties	—	—	(441)	(549)	(636)	(441)	(1,380)
Same-Store cash revenue	$ 5,945	$ 5,798	$ 5,829	$ 5,808	$ 5,813	$ 17,572	$ 17,574

American Healthcare REIT

19

NON-GAAP RECONCILIATION (CONT'D)

(in thousands, 000s)	Three Months Ended September 30, 2023	Three Months Ended June 30, 2023	Three Months Ended March 31, 2023	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Integrated Senior Health Campuses							
GAAP revenue	$ 373,355	$ 369,237	$ 361,770	$ 360,279	$ 334,547	$ 1,104,362	$ 919,206
Grant Income	(1,064)	(6,381)	—	(2,959)	(5,796)	(7,445)	(21,861)
Cash revenue attributable to noncontrolling interest	(96,803)	(94,350)	(94,067)	(92,910)	(85,483)	(285,220)	(233,330)
Cash revenue	$ 275,488	$ 268,506	$ 267,703	$ 264,410	$ 243,268	$ 811,697	$ 664,015
Revenue attributable to Non-Same-Store properties	(129,988)	(125,837)	(125,391)	(123,026)	(110,550)	(381,216)	(276,918)
Same-Store cash revenue	$ 145,500	$ 142,669	$ 142,312	$ 141,384	$ 132,718	$ 430,481	$ 387,097
Hospital							
GAAP revenue	$ 2,423	$ 2,446	$ 2,469	$ 2,421	$ 2,419	$ 7,338	$ 7,245
Straight line rent	(11)	(37)	(50)	(51)	(49)	(98)	(212)
Cash revenue attributable to noncontrolling interest	(186)	(184)	(182)	(181)	(181)	(552)	(539)
Cash revenue	$ 2,226	$ 2,225	$ 2,237	$ 2,189	$ 2,189	$ 6,688	$ 6,494
Other normalizing revenue adjustments	—	—	—	—	—	—	—
Same-Store cash revenue	$ 2,226	$ 2,225	$ 2,237	$ 2,189	$ 2,189	$ 6,688	$ 6,494
Total							
GAAP revenue	$ 464,240	$ 467,571	$ 452,226	$ 452,583	$ 426,162	$ 1,384,037	$ 1,190,592
Straight line rent	(814)	(993)	(1,090)	(1,110)	(1,870)	(2,897)	(5,412)
Other non-cash adjustments	2,677	247	8,349	347	385	11,273	1,005
Grant Income	(1,064)	(6,381)	—	(2,959)	(6,533)	(7,445)	(22,716)
Cash revenue attributable to noncontrolling interest	(97,416)	(95,032)	(94,776)	(93,639)	(86,219)	(287,224)	(235,468)
Cash revenue	$ 367,623	$ 365,412	$ 364,709	$ 355,222	$ 331,925	$ 1,097,744	$ 928,001
Debt Investment	(2,014)	(2,045)	(1,970)	(1,944)	(1,963)	(6,029)	(5,874)
Revenue attributable to Non-Same-Store properties	(141,663)	(142,863)	(143,144)	(136,143)	(122,031)	(427,670)	(310,468)
Other normalizing revenue adjustments	—	—	(30)	—	—	(30)	(104)
Same-Store cash revenue	$ 223,946	$ 220,504	$ 219,565	$ 217,135	$ 207,931	$ 664,015	$ 611,555

American Healthcare REIT

20